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                                                                   EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated January 28, 1999 included in Caraustar Industries, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm included in or made a part of this registration statement.


ARTHUR ANDERSEN LLP

/s/ Arthur Andersen LLP


Atlanta, Georgia
March 3, 2000